UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2016

Rouse Properties, LLC

(successor in interest to Rouse Properties, Inc.)

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-35287 (Commission File Number)	81-3188553 (IRS Employer Identification No.)

1114 Avenue of the Americas, Suite 2800 New York, New York (Address of principal executive offices)	10036 (Zip Code)

Registrant’s telephone number, including area code: (212) 608-5108

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 8, 2016, Rouse Properties, Inc. was converted into a limited liability company with the name of “Rouse Properties, LLC” (“Rouse LLC”).  The certificate of formation of Rouse LLC is attached hereto as Exhibit 3.1.  The limited liability company of Rouse LLC is attached hereto as Exhibit 3.2.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description

3.1	Certificate of Formation of Rouse Properties, LLC, dated as of July 8, 2016
3.2	Limited Liability Company Agreement of Rouse Properties, LLC, dated as of July 8, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 13, 2016	Rouse Properties, LLC (successor in interest to Rouse Properties, Inc.)

	By:	/s/ Susan Elman
Name: Susan Elman
Title: Executive Vice President and General Counsel

Exhibit Index

Exhibit Number	Description

3.1	Certificate of Formation of Rouse Properties, LLC, dated as of July 8, 2016
3.2	Limited Liability Company Agreement of Rouse Properties, LLC, dated as of July 8, 2016